UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported):  July 19, 2007

                         Hydrogen Hybrid Technologies, Inc.
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             (Exact name of registrant as specified in its charter)

            Nevada                   333-76242              45-0487463
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 (State or other jurisdiction       (Commission          (IRS Employer
      of incorporation)             File Number)       Identification No.)

      1845 Sandstone Manor Unit #11, Pickering, ON  L1W3X9  Canada
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                (Address of principal executive offices)

                              (905) 697-4880
                       ---------------------------
                       (Issuer's telephone number)

                             Not applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01.  Regulation FD Disclosure.

Hydrogen Hybrid Technologies, Inc. ("the Registrant") issued a press release on July 19, 2007 regarding the Registrant's appointment of a new Vice-President.
A copy of the press release is attached as Exhibit 99 to this Form 8-K and is incorporated herein by reference.


ITEM 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

99 Press Release dated July 19, 2007, regarding the appointment of a new Vice-President.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                Hydrogen Hybrid Technolgies, Inc.
                                ---------------------------------
                                      Registrant

                                By: /s/ Ira Lyons
                                -------------------------
                                 Name:  Ira Lyons
                                 Title: President

Dated:  July 23, 2007


                                        2

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                                  Exhibit Index


99*  Press Release, dated July 19, 2007.

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*this filing

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